UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Great Elm Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2018

Dear Fellow Stockholders:

We invite you to join us at the 2018 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., beginning at 8:00 a.m. local time, on May 3, 2018, at the Westin Waltham Boston, 70 3rd Avenue, Waltham, MA 02451.

The Notice of Annual Stockholders’ Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return the proxy card to us in the enclosed envelope. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance are very important to us.

On behalf of your Board of Directors, thank you for your continued support.

Sincerely yours,

/s/ Peter A. Reed

Peter A. Reed

Chief Executive Officer

This proxy statement and the accompanying form of proxy or voting instruction card and our 2017 Annual Report on Form 10-K are being provided to stockholders beginning on or about April 13, 2018.

Great Elm Capital Corp.

Notice of Annual Stockholders’ Meeting

The 2018 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., a Maryland corporation (the “Corporation”), will be held on Thursday, May 3, 2018, beginning at 8:00 a.m. local time, at the Westin Waltham Boston, 70 3rd Avenue, Waltham, MA 02451.

The following matters will be considered at the Annual Meeting:

▪

The election of each of Randall Revell Horsey and John E. Stuart to serve as members of the board of directors of the Corporation until the earlier of their death, resignation, removal or election of their successor;

▪	The ratification of the selection of Deloitte & Touche LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
▪	The reduction of the Corporation’s required minimum asset coverage ratio from 200% to 150% as permitted under the Small Business Credit Availability Act; and
▪	Other matters that may properly come before the Annual Meeting.

The business items to be considered at the Annual Meeting may be considered at the meeting or at any adjournment or postponement of the meeting.

You are entitled to vote at the Annual Meeting, or at any adjournment or postponement thereof, only if you were a stockholder of the Corporation at the close of business on April 10, 2018 (the “Record Date”).

You are entitled to attend the Annual Meeting or any adjournment or postponement thereof only if you were a stockholder at the Record Date or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers—How You Can Vote” beginning on page 3 and to the instructions on your proxy or voting instruction card.

/s/ Adam M. Kleinman

Adam M. Kleinman

Secretary

Waltham, Massachusetts

April 13, 2018

Important Notice Regarding the Availability of Proxy Statement Materials for the

Annual Stockholders’ Meeting to be Held on May 3, 2018.

The Proxy Statement, Proxy Card, and Our Annual Report On Form 10-K

are available on the internet at www.astproxyportal.com/ast/21105.

i

PROXY STATEMENT

2018 ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON MAY 3, 2018

GENERAL INFORMATION

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors of Great Elm Capital Corp, a Maryland corporation (the “Company,” “GECC,” “we,” “us,” or “our”). This proxy statement addresses the items of business for the 2018 Annual Stockholders’ Meeting of GECC (the “Annual Meeting”) to be held on May 3, 2018, or any postponement or adjournment thereof. We will hold the Annual Meeting at 8:00 a.m., at the Westin Waltham Boston, 70 3rd Avenue, Waltham, MA 02451. The Notice of Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the proxy card and any accompanying proxy materials are being mailed to stockholders on or about April 13, 2018.

QUESTIONS AND ANSWERS

Proxy Materials

1.	Why am I receiving these materials?

Our Board of Directors is making these materials available to you over both the internet and by mailing paper copies to you in connection with the Annual Meeting to be held on May 3, 2018. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

▪	Our Notice of Annual Stockholders’ Meeting;
▪	Our proxy statement for the Annual Meeting;
▪	Our 2017 Annual Report on Form 10-K; and
▪	Our proxy or voting instruction card.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.

4.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please call our transfer agent, American Stock Transfer at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn New York 11219

800-937-5449

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Stockholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Great Elm Capital Corp.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

5.	Who pays the cost of soliciting proxies for the Annual Meeting?

GECC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and of soliciting proxies.

Our directors, officers and employees also may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.

Proposals To Be Voted On

6.	What items of business will be voted on at the Annual Meeting?

The business items to be voted on at the Annual Meeting are:

▪	Election of two directors;
▪	Ratification of the selection of Deloitte & Touche LLP to serve as the Company’s registered independent public accounting firm for the year ending December 31, 2018; and
▪	Reduction of the Company’s required minimum asset coverage ratio from 200% to 150% as permitted under the Small Business Credit Availability Act.

7.	What are my voting choices?

You may vote “FOR” or “WITHHOLD” your vote on the election of any or all of the directors and you may vote “FOR” or “AGAINST” ratification of our registered independent public accounting firm and reduction of our required minimum asset coverage ratio.

8.	How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of its nominees for election to the board; “FOR” the ratification of our independent registered public accounting firm and “FOR” the reduction of our required minimum asset coverage ratio.

9.	What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum must be established. Pursuant to our Bylaws, a quorum is established by the presence, in person or by proxy, of holders of shares of our stock entitled to be cast of a majority of all the votes entitled to be cast at the Annual Meeting.

At a meeting where a quorum is present, the required vote is:

Proposal 1	(Election of Directors) the candidates that receive the largest number of votes for their respective election (i.e. a plurality of the votes cast).
Proposal 2	(Ratification of Independent Registered Public Accounting Firm) a majority of the votes cast.
Proposal 3	(Reduction in Required Minimum Asset Coverage Ratio) a majority of the votes cast.

If you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or any other proposal.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

10.	What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the meeting.

11.	Is my vote confidential?

You may elect that your identity and individual vote be held confidential by marking the appropriate box on your proxy card or ballot. Confidentiality elections will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.

Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.

12.	Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.greatelmcc.com.

How You Can Vote

13.	What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on April 10, 2018, the record date for the Annual Meeting (the “Record Date”) and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 10,652,401 shares of our common stock were outstanding.

14.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially:

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the company or to another person, or to vote your shares in person at the Annual Meeting. You have received a proxy card to use in voting your shares, which instructs you how to vote.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you are also invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

15.	How can I vote in person at the Annual Meeting?

You may vote in person at the Annual Meeting, or any adjournment or postponement thereof, those shares that you hold in your name as the stockholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

16.	How can I vote without attending the Annual Meeting?

Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card.

Voting by Internet – Stockholders who have received a paper copy of the proxy or voting instruction card by mail may be able to vote over the internet by following the instructions on the card.

Voting by Telephone – Most stockholders who are beneficial owners of their shares and have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.

Voting by Mail – Stockholders who have received a paper copy of these proxy materials may vote by mail by signing, dating and returning their proxy or voting instruction card.

17.	How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

18.	Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the election of directors or the reduction of our required minimum asset coverage ratio. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

19.	Will shares that I own as a stockholder of record be voted if I do not timely return my proxy card?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Annual Meeting and any adjournment or postponement thereof and votes in person as described in Question 15.

20.	When is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting and any adjournment or postponement thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

21.	May I change or revoke my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.

If you are a stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address set forth in Question 24 prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

22.	Who will serve as inspector of elections?

The inspector of elections will be a representative of American Stock Transfer & Trust Company.

Attending the Annual Meeting

23.	Who can attend the Annual Meeting?

You may attend the Annual Meeting and any adjournment or postponement thereof only if you were a stockholder of ours at the close of business on the Record Date, or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

If you are not a stockholder of record but are the beneficial owner of shares held in street name through a bank, broker or other nominee, you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 8:00 a.m. local time. Please allow ample time for check-in procedures.

Stockholder Proposals and Director Nominations

24.	What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?

Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than 5:00 p.m. Eastern Time on December 14, 2018 and must be submitted to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453.

Proposals that are not timely submitted by December 14, 2018 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

See Question 25 for a description of the procedures in our Bylaws through which stockholders may nominate and include director candidates in our proxy statement.

25.	How may I nominate director candidates or present other business for consideration at an Annual Stockholders’ Meeting?

Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s Annual Stockholders’ Meeting or (2) nominate director candidates or present other items of business directly at next year’s Annual Stockholders’ Meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 24. Any such notice also must include the information required by our Bylaws (which may be obtained as provided in Question 27) and must be updated and supplemented as provided in the Bylaws.

Notice of director nominees submitted must be received by 5:00 p.m. Eastern Time at least 120 days but not more than 150 days prior to the first anniversary of the date the proxy statement was first sent to stockholders in connection with the last Annual Stockholders’ Meeting. The period for the receipt from stockholders of any such notice for the 2019 Annual Stockholders’ Meeting will begin on November 14, 2018 and end on December 14, 2018 at 5:00 p.m. Eastern Time.

In the event that the date of the Annual Stockholders’ Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s Annual Stockholders’ Meeting, notice by stockholders must be received by 5:00 p.m. Eastern Time at least 120 days but not more than 150 days prior to the date of such Annual Stockholders’ Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

These above-mentioned notice requirements applicable under our advance notice Bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 24. These notice requirements also do not apply to questions that a stockholder may wish to ask at the Annual Stockholders’ Meeting.

26.	How may I recommend candidates to serve as directors?

Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee of our Board of Directors by writing to our Corporate Secretary at the address set forth in Question 24. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on the board and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.

Obtaining Additional Information

27.	How may I obtain financial and other information about GECC?

Our consolidated financial statements are included in our 2017 Annual Report on Form 10-K that accompanies this proxy statement.

We file our Annual Report on Form 10-K with the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the SEC are available on our website at www.greatelmcap.com. We also will furnish a copy of our 2017 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 24.

By writing to us, stockholders also may obtain, without charge, a copy of our Bylaws, corporate governance guidelines, codes of conduct and board standing committee charters. You also can view these materials on the internet by accessing our website at www.greatelmcap.com.

28.	What if I have questions for the Company’s transfer agent?

If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address or phone numbers:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn New York 11219

800-937-5449

29.	How do I get additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Great Elm Capital Corp.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

30.	Who can help answer any additional questions?

If you have any additional questions about the Annual Meeting, attending the Annual Meeting or how to vote, change or revoke your vote, you should contact our proxy solicitor at the following address or phone numbers:

Great Elm Capital Group, Inc.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, except as otherwise specified, the number of shares of our common stock beneficially owned by each of our directors and executive officers, all directors and executive officers as a group and each person known to us to beneficially own 5% or more of our common stock, according to information furnished to us by such persons or publicly available filings.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class (1)

Independent Directors
Randall Revell Horsey	—	*
Michael C. Speller	5,000	*
Mark Kuperschmid	1,000	*

Interested Directors
Peter A. Reed	4,007	*
John E. Stuart	16,545	*

5% Stockholders
Great Elm Capital Group, Inc.	1,966,667	18.46%
Entities affiliated with MAST Capital Management, LLC (2)	5,051,757	47.42%

Executive Officers
Michael J. Sell	1,700	*
Adam M. Kleinman	—	*

Directors and executive officers as a group (7 persons)	28,252	*

* Less than one percent.

(1) Based on a total of 10,652,401 shares of our common stock issued and outstanding as of the Record Date.

(2) Represents shares held by the following MAST Capital Management, LLC (“MAST Capital”) (31 St. James Ave, 6th Floor Boston, MA 02116) entities, as of April 6, 2018, each of which have sole power to dispose of such shares:

▪

Mast Credit Opportunities I Master Fund Limited, for which MAST Capital is the investment manager, held 2,305,396 shares of our common stock. David J. Steinberg reports the shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

▪

Mast Select Opportunities Master Fund, L.P., for which MAST Capital is the investment manager, held 2,575,954 shares of our common stock. David J. Steinberg reports the shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

▪

Mast Admiral Master Fund, L.P., for which MAST Capital is the investment manager, held 156,292 shares of our common stock. David J. Steinberg reports the shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

▪

Mast Select Opportunities, L.P., for which MAST Capital is the investment manager, held 14,115 shares of our common stock. David J. Steinberg reports the shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

Set forth below is the dollar range of equity securities beneficially owned by each of GECC’s directors as of the Record Date. GECC is not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities of GECC (1)
Independent Directors
Randall Revell Horsey	None
Michael C. Speller	$10,001-$50,000
Mark Kuperschmid	$1-$10,000

Interested Directors
Peter A. Reed	$10,001-$50,000
John E. Stuart	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 have been included in this proxy statement at the direction of our Board of Directors. Our Board of Directors recommends that you vote “FOR” each of Proposals 1, 2 and 3.

Proposal 1: Election of Directors

In accordance with the Company’s Bylaws, the Board of Directors currently has five members. Two of these members are interested directors and three are independent directors. An interested director is an “interested person” of the Company, as defined in the Investment Company Act. Our Board of Directors has determined that each of Messrs. Kuperschmid, Horsey and Speller are independent directors within the meaning of the Investment Company Act, the Exchange Act, and the Nasdaq Rules.

Directors are divided into three classes and are elected for staggered terms, with a term of office of one of the three classes of directors expiring at each Annual Stockholders’ Meeting. After this election, the terms of Class I, II and III will expire at the Annual Stockholders’ Meeting held in 2020, 2021 and 2019, respectively. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualifies. Each of the nominees for Class II director currently serves as a director of the Company.

Director/Nominee(1)	Age	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Mark Kuperschmid	55	I	2020	✓	Chair	✓
Michael C. Speller	49	I	2020	✓	✓	Chair
Randall Revell Horsey*	55	II	2018	Chair	✓	✓
John E. Stuart*	52	II	2018
Peter A. Reed	38	III	2019

* Indicates Class II director nominees.

(1) This column reflects the current directors and nominees on the Board of Directors.

Properly executed proxies will be voted for the election of Messrs. Horsey and Stuart, unless other instructions are specified. If any nominee should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board of Directors, or our Board of Directors may reduce the authorized number of directors. In no event may the proxies be voted for more than two nominees. Election of directors requires the receipt of “FOR” votes constituting a plurality of the votes cast for each nominee at the Annual Meeting, assuming a quorum is present.

Information about the Nominees and Directors

Biographical information with respect to the Class II nominees up for election at the Annual Meeting, as well as each of the other directors, and such person’s qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class II Directors

Messrs. Horsey and Stuart have each been nominated for election as a Class II director for a term expiring at the 2021 Annual Stockholders Meeting. Messrs. Horsey and Stuart are not being proposed for election pursuant to any agreement or understanding between either Mr. Horsey or Mr. Stuart and the Company.

Randall Revell Horsey has been Senior Vice President & Managing Director of North America for MEGA International, a global software firm helping companies manage enterprise complexity by giving them an interactive view of their operations, since 2017. Mr. Horsey has been a member of the board of directors of Acquicore, Inc., a private real-time energy and management software company since October 2014 and was its interim CFO until 2017. Previously, he was a co-founder and president of HelloWallet, a SaaS personal financial management company that was subsequently acquired by Morningstar in 2014. Horsey was also an executive at Bank of America, where he ran the Technology Corporate and Investment banking practice and, prior to that, the Equity Capital Markets group. He began his career with The First Boston Corporation and Alex, Brown & Sons. Mr. Horsey’s experience with GECC and other financial management companies led us to conclude that Mr. Horsey is qualified to serve as a director of the Company.

John E. Stuart was Full Circle Capital Corporation’s (“Full Circle”) chairman through November 2016. Mr. Stuart served as Full Circle’s chief executive officer from Full Circle’s formation until November 2013, and Full Circle’s co-chief executive officer from November 2013 through February 8, 2015. Since February 2017, Mr. Stuart has been a Managing Director of A.L. Stuart Financial Services LLC, the parent company of A.L. Stuart Investments, LLC, a registered investment advisor. In addition, Mr. Stuart is a managing member of Full Circle Private Investments, LLC. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co. Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart is an “interested person” of GECC as defined in the Investment Company Act due to his prior positions with Full Circle. Mr. Stuart’s experience with GECC and past service as a director for other investment companies led us to conclude that Mr. Stuart is qualified to serve as a director of the Company.

Class I Directors (continuing directors not up for re-election at the Annual Meeting)

Independent Directors

Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has been a private investor/advisor during the past decade across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York. Mr. Kuperschmid’s involvement with GECC and his experience advising and consulting in various industries led us to conclude that Mr. Kuperschmid is qualified to serve as a director of the Company.

Michael C. Speller is a Managing Director and Head of Debt Advisory, North America for Rothschild & Co. Mr. Speller has over 20 years of investment banking and leveraged finance experience which has involved a wide range of debt capital markets products and situations including leveraged loans, high yield bonds, acquisition finance commitments, exchange offers and restructuring. Before joining Rothschild in 2017, Mr. Speller was a Managing Director in the Leveraged Finance Origination and Restructuring Group at Credit Suisse where, from 2008, he led the firm’s leveraged finance origination activities for the Global Industrials Group. From 2005 to 2008, Mr. Speller was involved in a broader range of industry leveraged finance coverage, including the retail, real estate and media and telecom sectors. Prior to 2005, Mr. Speller was a member of the Media & Telecom investment banking groups at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette and previously held positions at the GulfStar Group and NationsBank Corp. Mr. Speller holds a Master of Business Administration degree from Columbia Business School and a Bachelor of Business Administration degree from the University of Texas at Austin. Mr. Speller’s experience with GECC and past financial experience with other financial service companies led us to conclude that Mr. Speller is qualified to serve as a director of the Company.

Class III Director (continuing director not up for re-election at the Annual Meeting)

Interested Director

Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board of Directors. Mr. Reed is Chief Investment Officer of Great Elm Capital Management, Inc. (“GECM”), Chief Executive Officer of GEC and has served as one of GEC’s directors since May 2015. Mr. Reed is also currently a member of the board of directors of GECM, GECC GP Corp., Great Elm FM Acquisition, Inc., Great Elm FM Holdings, Inc. and Avanti Communications Group PLC (“Avanti”), a UK-based satellite services provider. Previously, Mr. Reed was a Partner and Portfolio Manager of MAST Capital from 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as chief investment officer of GECM, our investment adviser. Mr. Reed’s experience with GECC and past and ongoing service as a director of other investment companies led us to conclude that Mr. Reed is qualified to serve as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The members of the Audit Committee and our Board of Directors believe the continued retention of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm is in our best interest. We do not anticipate representatives of Deloitte will be present at the Annual Meeting. Thus, it is not expected that they will have an opportunity to make a statement regarding their services, or be available to respond to questions. The Board of Directors does not know of any direct or indirect financial interest of Deloitte in the Company. Ratification requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

Deloitte served as the Company’s independent registered public accounting firm for the period ended December 31, 2016 and the fiscal year ended December 31, 2017. The audit reports of Deloitte on the Company’s financial statements as of and for the period ended December 31, 2016, and as of and for the year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services. The following table presents fees for professional services rendered by Deloitte for the fiscal year ended December 31, 2017 and for the period ended December 31, 2016.

	Year Ended December 31, 2017	Period Ended December 31, 2016
Audit fees	$327,500	$302,500
Audit-related fees	73,000	—
Tax fees	20,000	—
All other fees	—	—

Total fees	$420,500	$302,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit

Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Pre-Approval Policy. Our Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that our Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to our Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of our Audit Committee. However, our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee has not delegated its responsibilities to pre-approve services performed by the independent registered public accounting firm to management as of December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

Proposal 3: Reduction of Required Minimum Asset Coverage Ratio

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”), was signed into law. The Act amends the Investment Company Act to reduce the required minimum asset coverage ratio applicable to business development companies (“BDCs”) from 200% to 150%.

This reduction significantly increases the amount of debt that BDCs may incur.

Prior to the enactment of the Act, BDCs were required to maintain an asset coverage ratio of at least 200% in order to incur debt or to issue other senior securities. Generally, for every $1.00 of debt incurred or in senior securities issued, a BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the Act’s disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets.

If Proposal 3 is approved, this reduction in the required minimum asset coverage ratio will increase the amount of debt that we are permitted to incur; as a result, we may incur additional indebtedness in the future, and therefore, the risk of an investment in us may increase.

The Board of Directors believes that approval of the reduction in the Company’s required minimum asset coverage ratio from 200% to 150% is in our best interest because it provides us with greater flexibility and enables us to raise additional capital to invest. Approval requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present. Upon approval, the reduction in our asset coverage ratio will take effect on the date immediately following the date of approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

CORPORATE GOVERNANCE

Director Independence

The Nasdaq Rules require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist our Board of Directors in determining whether the director is independent under the Nasdaq Rules and our corporate governance guidelines. Our Board of Directors has determined that each of Messrs. Kuperschmid, Horsey and Speller is independent under the listing standards of Nasdaq Rule 5605(a)(2). Our governance guidelines require any member of our Board of Directors who has previously been determined to be independent to inform the Chairman of our Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. Our Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management

Our Board of Directors’ role in management of GECC is oversight. As is the case with virtually all investment companies, including externally managed BDCs such as GECC (as distinguished from operating companies), service providers to GECC, primarily GECM (located at 800 South Street, Suite 230, Waltham, MA 02453), have responsibility for the day-to-day management of GECC, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, our Board of Directors interacts with and receives reports from senior personnel of service providers, including our Chief Executive Officer, our Chief Financial Officer, our, and GECM’s Chief Compliance Officer and other members of GECM’s staff. Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board of Directors also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. Our Board of Directors has adopted policies and procedures designed to address certain risks. In addition, GECC, GECM and our other service providers have adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board of Directors also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board of Directors oversight role does not make our Board of Directors a guarantor of our investments or activities or the activities of any of our service providers.

Board of Directors Composition and Leadership Structure

The Investment Company Act requires that at least a majority of the members of our Board of Directors be independent directors. Currently, three of our five directors are independent directors. The Chairman of our Board of Directors is an interested person with respect to GECC. Our Board of Directors has designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other duties as are assigned, from time to time, by our Board of Directors. Our Board of Directors has determined that its leadership structure, in which over 80% of the directors are not affiliated with GECM, is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Our Board of Directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our Board of Directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties – our Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by our internal and outside legal counsel, who interact with GECM, and also may benefit from information provided by our or GECM’s legal counsel. Our Board of Directors and its committees have the ability to engage their own legal counsel and other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Committees of our Board of Directors

As of December 31, 2017, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended December 31, 2017, our Board of Directors held four regular board meetings and two special meetings, seven Audit Committee meetings, two Nominating and Corporate Governance Committee meetings and one Compensation Committee meeting. All directors who were directors during the fiscal year ended December 31, 2017 attended 100% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. None of the members of the Board of Directors attended last year’s Annual Stockholders’ Meeting.

We require each director to make a diligent effort to attend all Board of Directors and committee meetings, and encourage directors to attend the Annual Stockholders’ Meeting.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board of Directors; and recommending compensation of our Chief Financial Officer to our Board of Directors for determination. Our Audit Committee is currently composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). If elected, Mr. Horsey is expected to continue to serve on the Audit Committee after the Annual Meeting as Chairman. Our Board of Directors has determined that Mr. Horsey qualifies as an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website (http://www.greatelmcc.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board of Directors or a committee thereof; developing and recommending to our Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of our Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee. If elected, Mr. Horsey is expected to continue to serve on the Nominating and Corporate Governance Committee after the Annual Meeting. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter which is available on our website (http://www.greatelmcc.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

▪	The name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of the ownership;
▪

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director and the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated to our Board of Directors; and

▪	If requested by the Nominating and Corporate Governance Committee, a completed and signed director’s and officer’s questionnaire in our customary form.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NASDAQ Global Select Market, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board of Directors also believes it is appropriate for members of our management to serve as a member of our Board of Directors. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board of Directors’ membership and collective attributes. Such considerations will vary based on our Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to our Board of Directors for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. Additionally, the Compensation Committee assists our Board of Directors with all matters related to compensation, as directed by our Board of Directors. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Messrs. Horsey, Kuperschmid and Speller, all of whom are independent directors and are otherwise considered independent under the Nasdaq Rules. Mr. Speller currently chairs the Compensation Committee. If elected, Mr. Horsey is expected to continue to serve on the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on our website (www.greatelmcc.com).

Communication with our Board of Directors

Stockholders with questions about GECC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Great Elm Capital Corp., c/o Adam M. Kleinman, Corporate Secretary, 800 South Street, Suite 230, Waltham, MA 02453. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors.

Executive Officers

Name	Age	Position
Peter A. Reed	38	Chairman of the Board of Directors, Chief Executive Officer and President
Michael J. Sell	40	Chief Financial Officer and Treasurer
Adam M. Kleinman	43	Chief Compliance Officer and Secretary

Peter A. Reed, see “Proposals To Be Voted On – Proposal 1: Election of Directors” for biographical information regarding Mr. Reed.

Michael J. Sell has been our Chief Financial Officer and Treasurer since inception. Prior to joining GECC, Mr. Sell was Full Circle’s Chief Financial Officer, Treasurer and Secretary since September 2013. Mr. Sell initially joined Full Circle Funding, LP, an affiliate of Full Circle Advisors, as a vice president in June 2008. From August 2010 through September 2012, Mr. Sell was employed by Full Circle’s sub-administrator, Conifer Financial Services, LLC, where he focused on BDC accounting and financial reporting. In September 2012, Mr. Sell rejoined Full Circle Service Company and was appointed as Full Circle’s assistant secretary in December 2012. Prior to joining Full Circle Funding, LP, from January 2007 to May 2008, Mr. Sell was employed by Sky Bell Asset Management, LLC (Sky Bell) as its chief investment officer. From April 2006 through December 2006, Mr. Sell was an independent consultant, providing services to Full Circle Funding, LP as well as to other clients, including Agile Group, LLC (Agile) and Sky Bell. From May 2004 through April 2006, Mr. Sell was employed by Agile in various roles, where he was actively involved in operational and portfolio analysis for its hedge fund of funds. Mr. Sell began his career in September 2001 at PricewaterhouseCoopers, LLP as a senior assurance associate focused on the financial services industry, until departing in April 2004.

Adam M. Kleinman has been our Chief Compliance Officer since October 2017. Mr. Kleinman is GEC’s President and Chief Operating Officer, and is GECM’s Chief Operating Officer, Chief Compliance Officer and General Counsel. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from 2009 to September 2017. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions.

Code of Conduct

We adopted a code of conduct which applies to, among others, our executive officers, including our Chief Executive Officer and our Chief Financial Officer. Our code of conduct can be accessed via our website at http://www.greatelmcc.com.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2017. No compensation is paid to the interested directors or executive officers.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation from the Company Paid to Director/Executive Officer
Independent Directors
Mark C. Biderman(2)	$29,007	$—	$29,007
Mark Kuperschmid	$58,172	$—	$58,172
Randall Revell Horsey(3)	$32,164	$—	$32,164
Michael C. Speller(4)	$10,329	$—	$10,329
Eugene I. Davis(5)	$7,863	$—	$7,863

Interested Directors
John E. Stuart	$—	$—	$—
Peter A. Reed	$—	$—	$—

Executive Officers
Adam M. Kleinman	$—	$—	$—
Michael J. Sell	$—	$—	$—
Peter A. Reed	$—	$—	$—

(1) In fiscal year 2017, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(2) Mr. Biderman retired from the Board of Directors on November 2, 2017.

(3) Mr. Horsey became a director on May 30, 2017.

(4) Mr. Speller became a director on November 2, 2017.

(5) Mr. Davis resigned from the Board of Directors on March 24, 2017.

Compensation of Directors

No compensation is paid by us to directors who are “interested persons.” Our independent directors each receive an annual fee of $45,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our board’s standing committees receives an annual fee of $10,000 for his or her additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors also have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Compensation of Executive Officers

We do not provide direct compensation to our officers. Mr. Reed and Mr. Kleinman are indirectly entitled to a portion of any investment advisory fees paid by us to GECM under our Investment Management Agreement, dated as of September 27, 2016 (the “Investment Management Agreement”), through their financial interests in affiliates of GECM. Mr. Sell, who serves as our Chief Financial Officer and Treasurer, and Mr. Kleinman, our Chief Compliance Officer, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under an Administration Agreement, dated as of September 27, 2016 (the “Administration Agreement”).

Compensation Committee Interlocks and Insider Participation

Messrs. Horsey, Kuperschmid and Speller served on our Compensation Committee during fiscal year 2017. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein.

During fiscal year 2017, Mr. Reed served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of an entity that had one or more executive officers serve on the Compensation Committee or on our Board of Directors. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

GECM initially hired all of the employees of MAST Capital in 2016, certain of whom for a time continued to be employees of MAST Capital. As of the date of this proxy statement, GECM and MAST Capital do not share any employees.

Funds managed by MAST Capital own approximately 7% of GEC. Mr. Reed serves as a chief executive officer and member of the board of directors of GEC, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as president and chief operating officer of GEC, in addition to being our Chief Compliance Officer. GEC owns approximately 18% of our outstanding common stock. Mr. Reed, Mr. Kleinman and certain of GECM’s initial employees were employees of MAST Capital where they managed private investment funds, with investment objectives similar to ours.

Funds managed by MAST Capital own approximately 14% of the outstanding common stock of Avanti. Avanti represented 26% of our investment portfolio as of December 31, 2017 and 43% of our investment income for the year then ended. In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEC.

GECM entered into a consulting contract with FS Services LLC, that retained Gregg Felton, Full Circle’s former chief executive officer, and John Stuart, Full Circle’s former chairman and a member of our Board of Directors.

We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEC. Subject to the overall supervision of our Board of Directors, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $2.3 million in base management fees and $4.4 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2017, and $0.4 million in base management fees and $0.9 million in incentive fees for the period that began November 3, 2016 and ended December 31, 2016.

We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal year ended December 31, 2017 and the period that began November 3, 2016 and ended December 31, 2016, the Company reimbursed GECM in the amount of $1.4 million and $0.2 million, respectively, for services provided under the Administration Agreement.

We entered into a license agreement with GEC pursuant to which GEC granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.

We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to us by such persons, we believe that during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except for the initial statement of beneficial ownership of securities on Form 3 to be filed by Randall Revell Horsey.

Annex A

AUDIT COMMITTEE REPORT

As of December 31, 2017, the Audit Committee of our Board of Directors was composed of the three directors named below, each of whom have been determined by our Board of Directors to be independent directors. Our Board of Directors also has determined that each member of the Audit Committee is financially literate and that Mr. Horsey is an audit committee financial expert as defined by the rules of the SEC. The Audit Committee’s charter, adopted by the board, is posted on our website at www.greatelmcc.com.

The Audit Committee’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting the Board of Directors in providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with our independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal audit function, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States and reviewing our quarterly financial statements.

The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, which requires the independent registered public accounting firm to communicate information to the Audit Committee regarding the scope and results of its audit of our financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant unusual transactions or audit adjustments, any disagreements with management and any difficulties encountered in performing the audit and other such matters required to be discussed with the Audit Committee by those standards.

The Audit Committee also received from Deloitte & Touche LLP a report providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte & Touche LLP also has discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.

The Audit Committee also has reviewed and discussed with our senior management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 and management’s reports on the financial statements and internal controls. Management has confirmed to the Audit Committee that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. Deloitte & Touche LLP has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer and Chief Financial Officer have reviewed with the Audit Committee the certifications that each filed with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

Based on these considerations, the Audit Committee has recommended to our Board of Directors that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Randall Revell Horsey, Chair

Mark Kuperschmid

Michael C. Speller

A-1

0 14475 GREAT ELM CAPITAL CORP. ANNUAL MEETING OF STOCKHOLDERS MAY 3, 2018 The stockholder(s) hereby appoints Peter A. Reed and Adam M. Kleinman, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Great Elm Capital Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 08:00 a.m. at the Westin Waltham Boston, 70 3rd Avenue, Waltham, MA 02451 on May 3, 2018, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders’ Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. (Continued and to be signed on the reverse side.) 1.1

ANNUAL MEETING OF STOCKHOLDERS OF GREAT ELM CAPITAL CORP. May 3, 2018 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and proxy card, and Annual Report are available at http://www.astproxyportal.com/ast/21105 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, givingfull title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUEOR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 050318 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Election of Directors: Randall Revell Horsey John E. Stuart 2. To ratify the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2018 3. To reduce the Company’s required minimum asset coverage ratio from 200% to 150% as permitted under the Small Business Credit Availability Act THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: